UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 22, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-25455                   201777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

      5050 QUORUM DRIVE, SUITE 700
             DALLAS, TEXAS                                              75254
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                       10120 S. EASTERN AVENUE, SUITE 200
                             HENDERSON, NEVADA 89052
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7. REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE

In accordance with documentation filed with the NASDAQ Stock Market, Morgan Creek Energy Corp., a Nevada corporation (the "Company") effectuated a reverse stock split (the "Reverse Stock Split") of its shares of common stock as of open of market Tuesday, April 22, 2008. The ratio of the distribution for the Reverse Stock Split is one share for three shares (1:3) issued and outstanding. Each shareholder of the Company holding three shares of common stock will hold in lieu thereof hold of record one share of common stock on the Company. This will be reflected on the records of the Company without any action on the part of the shareholders of the Company.

The total number of shares of common stock issued and outstanding pre-Reverse Stock Split is 41,976,589. The total number of shares of common stock issued and outstanding post-Reverse Stock Split will be 13,992,196.

In accordance with the Reverse Stock Split, the Company's cusip number and trading symbol have changed:

         Cusip No.:       61732R 206

         Trading Symbol:  MCKE

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            MORGAN CREEK ENERGY CORP.



DATE:  April 22, 2008.      /s/ MARCUS M. JOHNSON
                            ________________________________________
                            Name: Marcus M. Johnson
                            Title: President/Chief Executive Officer